                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934




        Date of Report (Date of earliest event reported): April 18, 2001



                          MUTUAL RISK MANAGEMENT LTD.
                          ---------------------------
               (Exact name of Registrant as specified in charter)



   Bermuda                                   1-10760                           Not Applicable
(State or Other                            (Commission                        (I.R.S. Employer
 Jurisdiction                                  file                            Identification
of Incorporation or                          number)                              Number)
Organization)



                               44 CHURCH STREET
                            HAMILTON HM 12 BERMUDA
                   (Address of principal executive offices)


                                (441) 295-5688
             (Registrant's telephone number, including area code)

     This Current Report on Form 8-K is filed by Mutual Risk Management Ltd., a Bermuda corporation ("MRM"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS.

     On April 18, 2001, MRM issued a press release announcing an upcoming investment in MRM by a group of investors, an expected reduction in quarterly dividends commencing with its second quarter, a revision with respect to its estimate of 2001 earnings per common share and the settlement of an arbitration dispute between Legion Insurance Company and one of its reinsurers. A copy of the press release is attached hereto as Exhibit 99 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits.

           99   Press Release dated April 18, 2001.




                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      MUTUAL RISK MANAGEMENT LTD.


Date:  April 20, 2001                 By:     /s/ Andrew Cook
                                          -------------------
                                      Name:  Andrew Cook
                                      Title:  Senior Vice President and
                                              Chief Financial Officer

                         EXHIBIT INDEX
                         -------------


    Exhibit
      No.         Description
----------------  -----------

       99         Press Release dated April 18, 2001.